Exhibit 10.1

OTELCO INC.
2018 STOCK INCENTIVE PLAN
Section 1.
Purpose

The purpose of the Plan is to promote the interests of the Company and its stockholders by aiding the Company in attracting and retaining employees, officers, consultants and non-employee directors capable of assuring the future success of the Company, to offer such persons incentives to put forth maximum efforts for the success of the Company’s business and to compensate such persons through various stock-based arrangements and provide them with opportunities for stock ownership in the Company, thereby aligning the interests of such persons with the Company’s stockholders.
Section 2.
Definitions

As used in the Plan, the following terms shall have the meanings set forth below:
(a) “Affiliate” shall mean (i) any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, in each case as determined by the Committee.
(b) “Award” shall mean any Option, Restricted Stock, Restricted Stock Unit, or Stock Award granted under the Plan.
(c) “Award Agreement” shall mean any written agreement, contract or other instrument or document evidencing an Award granted under the Plan. An Award Agreement may be in an electronic medium and need not be signed by a representative of the Company or the Participant. Each Award Agreement shall be subject to the applicable terms and conditions of the Plan and any other terms and conditions (not inconsistent with the Plan) determined by the Committee.
(d) “Board” shall mean the Board of Directors of the Company.
(e) “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.
(f) “Committee” shall mean the committee designated by the Board to administer the Plan. The Committee shall be comprised of not less than such number of Directors as shall be required to permit Awards granted under the Plan to qualify under Rule 16b-3, and each member of the Committee shall be a “non-employee director” within the meaning of Rule 16b-3.
(g) “Company” shall mean Otelco Inc., a Delaware corporation, and any successor corporation.
(h) “Director” shall mean a member of the Board.
(i) “Dividend Equivalent” shall mean any right granted under Section 6(d) of the Plan.
(j) “Eligible Person” shall mean any employee, officer, non-employee Director, consultant, independent contractor or advisor providing services to the Company or any Affiliate, or any person to whom an offer of employment or engagement with the Company or any Affiliate is extended.
(k) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.
(l) “Fair Market Value” shall mean, with respect to any property (including, without limitation, any Shares or other securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee. Notwithstanding the foregoing, unless otherwise determined by the Committee, if Shares are trading on the Nasdaq Stock Market, the Fair Market Value of Shares on a given date for purposes of the Plan shall be the closing sale price of the Shares on the Nasdaq Stock Market as reported on the consolidated transaction reporting system on such date or, if such exchange is not open for trading on such date, on the most recent preceding date that such exchange is open for trading.

(m) “Incentive Stock Option” shall mean an option granted under Section 6(a) of the Plan that is intended to meet the requirements of Section 422 of the Code or any successor provision.
(n) “Non-Qualified Stock Option” shall mean an option granted under Section 6(a) of the Plan that is not intended to be an Incentive Stock Option.
(o) “Option” shall mean an Incentive Stock Option or a Non-Qualified Stock Option to purchase shares of the Company.
(p) “Participant” shall mean an Eligible Person designated to be granted an Award under the Plan.
(q) “Person” shall mean any individual or entity, including a corporation, partnership, limited liability company, association, joint venture or trust.
(r) “Plan” shall mean the Otelco Inc. 2018 Stock Incentive Plan, as amended from time to time.
(s) “Restricted Stock” shall mean any Share granted under Section 6(b) of the Plan.
(t) “Restricted Stock Unit” shall mean any unit granted under Section 6(b) of the Plan evidencing the right to receive a Share (or a cash payment equal to the Fair Market Value of a Share) at some future date.
(u) “Rule 16b-3” shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act, or any successor rule or regulation.
(v) “Section 409A” shall mean Section 409A of the Code, or any successor provision, and applicable Treasury Regulations and other applicable guidance thereunder.
(w) “Securities Act” shall mean the Securities Act of 1933, as amended.
(x) “Shares” shall mean shares of Class A Common Stock, $0.01 par value per share, of the Company or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(c) of the Plan.
(y) “Specified Employee” shall mean a specified employee as defined in Section 409A(a)(2)(B) of the Code or applicable proposed or final regulations under Section 409A, determined in accordance with procedures established by the Company and applied uniformly with respect to all plans maintained by the Company that are subject to Section 409A.
(z) “Stock Award” shall mean any Share granted under Section 6(c) the Plan.
Section 3.
Administration

(a) Power and Authority of the Committee.   The Plan shall be administered by the Committee. Subject to the express provisions of the Plan and to applicable law, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or the method by which payments or other rights are to be calculated in connection with) each Award; (iv) determine the terms and conditions of any Award or Award Agreement, including any terms relating to the forfeiture of any Award and the forfeiture, recapture or disgorgement of any cash, Shares or other amounts payable with respect to any Award; (v) amend the terms and conditions of any Award or Award Agreement; (vi) accelerate the exercisability of any Award or the lapse of any restrictions relating to any Award (vii) determine whether, to what extent and under what circumstances Awards may be exercised in cash, Shares, other securities, other Awards or other property (excluding promissory notes), or canceled, forfeited or suspended; (viii) determine whether, to what extent and under what circumstances cash, Shares, other securities, other Awards, other property and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or the Committee, subject to the requirements of Section 409A; (ix) interpret and administer the Plan and any instrument or agreement, including an Award Agreement, relating to the Plan; (x) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (xi) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan; and (xii) adopt such modifications, rules, procedures and subplans as may be necessary or desirable to comply with provisions of the laws of non-U.S. jurisdictions in which the

Company or an Affiliate may operate, including, without limitation, establishing any special rules for Affiliates, Eligible Persons or Participants located in any particular country, in order to meet the objectives of the Plan and to ensure the viability of the intended benefits of Awards granted to Participants located in such non-United States jurisdictions. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award or Award Agreement shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Participant, any holder or beneficiary of any Award or Award Agreement, and any employee of the Company or any Affiliate.
(b) Power and Authority of the Board.   Notwithstanding anything to the contrary contained herein, (i) the Board may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan, unless the exercise of such powers and duties by the Board would cause the Plan not to comply with the requirements of Rule 16b-3; and (ii) only the Committee (or another committee of the Board comprised of directors who qualify as independent directors within the meaning of the independence rules of any applicable securities exchange where the Shares are then listed) may grant Awards to Directors who are not also employees of the Company or an Affiliate.
(c) Delegation.   The Committee may delegate to one or more officers or Directors of the Company, subject to such terms, conditions and limitations as the Committee may establish in its sole discretion, the authority to grant Awards; provided, however, that the Committee shall not delegate such authority with regard to grants of Awards to be made to officers of the Company or any Affiliate who are subject to Section 16 of the Exchange Act.
(d) Indemnification.   To the full extent permitted by law, (i) no member of the Board, the Committee or any person to whom the Committee delegates authority under the Plan shall be liable for any action or determination taken or made in good faith with respect to the Plan or any Award made under the Plan, and (ii) the members of the Board, the Committee and each person to whom the Committee delegates authority under the Plan shall be entitled to indemnification by the Company with regard to such actions and determinations. The provisions of this paragraph shall be in addition to such other rights of indemnification as a member of the Board, the Committee or any other person may have by virtue of such person’s position with the Company.
Section 4.
Shares Available for Awards

(a) Shares Available.   Subject to adjustment as provided in Section 4(c) of the Plan, the aggregate number of Shares that may be issued under all Awards under the Plan shall equal 250,000 Shares plus Shares that are subject to awards granted under the Company’s 2014 Stock Incentive Plan (the “Prior Plan”) that cease to be subject to such awards by forfeiture or otherwise after the Effective Date (as defined below). The aggregate number of Shares that may be issued under all Awards under the Plan shall be reduced by Shares subject to Awards issued under the Plan in accordance with the Share counting rules described in Section 4(b) below. On and after stockholder approval of this Plan as provided in Section 10, no awards shall be granted under the Prior Plan (although all outstanding awards previously granted under the Prior Plan shall remain outstanding and subject to the terms of the Prior Plan).
(b) Counting Shares.   For purposes of this Section 4, except as set forth in this Section 4(b) below, if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan.
(i)
Shares Added Back to Reserve.   Subject to the limitations in (ii) below, if any Shares covered by an Award or to which an Award relates are not purchased or are forfeited or are reacquired by the Company, or if an Award otherwise terminates or is cancelled without delivery of any Shares, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture, reacquisition by the Company, termination or cancellation, shall again be available for granting Awards under the Plan.

(ii)
Shares Not Added Back to Reserve.    Notwithstanding anything to the contrary in (i) above, the following Shares will not again become available for issuance under the Plan: (A) any Shares which would have been issued upon any exercise of an Option but for the fact that the exercise price was paid by a “net exercise” pursuant to Section 6(a)(iii)(B) or any Shares tendered in payment of the exercise price of an Option; (B) any Shares withheld by the Company or Shares tendered to satisfy any tax withholding obligation with respect to an Award; or (C) Shares that are repurchased by the Company using Option exercise proceeds.
(iii)
Cash-Only Awards.   Awards that do not entitle the holder thereof to receive or purchase Shares shall not be counted against the aggregate number of Shares available for Awards under the Plan.

(iv)
Substitute Awards Relating to Acquired Entities.   Shares issued under Awards granted in substitution for awards previously granted by an entity that is acquired by or merged with the Company or an Affiliate shall not be counted against the aggregate number of Shares available for Awards under the Plan.

(c) Adjustments.   In the event that any dividend (other than a regular cash dividend) or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is necessary in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of  (i) the number and type of Shares (or other securities or other property) that thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards, (iii) the purchase price or exercise price with respect to any Award and (iv) the limitation contained in Section 4(d) below; provided, however, that the number of Shares covered by any Award or to which such Award relates shall always be a whole number. Such adjustment shall be made by the Committee or the Board, whose determination in that respect shall be final, binding and conclusive.
(d) Limitation for Awards Granted to Non-Employee Directors.   No Director who is not also an employee of the Company or an Affiliate may be granted any Award or Awards denominated in Shares that exceed in the aggregate $50,000 (such value computed as of the date of grant in accordance with applicable financial accounting rules) in any calendar year. The foregoing limit shall not apply to any Award made pursuant to any election by the Director to receive an Award in lieu of all or a portion of annual and committee retainers and annual meeting fees.
Section 5.
Eligibility

Any Eligible Person shall be eligible to be designated a Participant. In determining which Eligible Persons shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services rendered by the respective Eligible Persons, their present and potential contributions to the success of the Company or such other factors as the Committee, in its discretion, shall deem relevant. Notwithstanding the foregoing, an Incentive Stock Option may only be granted to full-time or part-time employees (which term as used herein includes, without limitation, officers and directors who are also employees), and an Incentive Stock Option shall not be granted to an employee of an Affiliate unless such Affiliate is also a “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code or any successor provision.
Section 6.
Awards

(a) Options.   The Committee is hereby authorized to grant Options to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:
(i)
Exercise Price.   The purchase price per Share purchasable under an Option shall be determined by the Committee and shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option; provided, however, that the Committee may designate a purchase price below Fair Market Value on the date of grant if the Option is granted in substitution for a stock option previously granted by an entity that is acquired by or merged with the Company or an Affiliate.

(ii)
Option Term.   The term of each Option shall be fixed by the Committee at the date of grant but shall not be longer than 10 years from the date of grant.

(iii)
Time and Method of Exercise.   The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms, including, but not limited to, cash, Shares (actually or by attestation), other securities, other Awards or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the applicable exercise price, in which payment of the exercise price with respect thereto may be made or deemed to have been made.

(A)
Promissory Notes.   Notwithstanding the foregoing, the Committee may not permit payment of the exercise price, either in or whole or in part, with a promissory note.

(B)
Net Exercises.   The Committee may, in its discretion, permit an Option to be exercised by delivering to the Participant a number of Shares having an aggregate Fair Market Value (determined as of the date of exercise) equal to the excess, if positive, of the Fair Market Value of the Shares underlying the Option being exercised on the date of exercise, over the exercise price of the Option for such Shares.

(iv)
Incentive Stock Options.   Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant of stock options which are intended to qualify as Incentive Stock Options:

(A)
The Committee will not grant Incentive Stock Options in which the aggregate Fair Market Value (determined as of the time the Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under this Plan and all other plans of the Company and its Affiliates) shall exceed $100,000.

(B)
All Incentive Stock Options must be granted within ten years from the earlier of the date on which this Plan was adopted by the Board or the date this Plan was approved by the stockholders of the Company.

(C)
Unless sooner exercised, all Incentive Stock Options shall expire and no longer be exercisable no later than 10 years after the date of grant; provided, however, that in the case of a grant of an Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Affiliate, such Incentive Stock Option shall expire and no longer be exercisable no later than 5 years from the date of grant.

(D)
The purchase price per Share for an Incentive Stock Option shall be not less than 100% of the Fair Market Value of a Share on the date of grant of the Incentive Stock Option; provided, however, that, in the case of the grant of an Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Affiliate, the purchase price per Share purchasable under an Incentive Stock Option shall be not less than 110% of the Fair Market Value of a Share on the date of grant of the Incentive Stock Option.

(E)
Any Incentive Stock Option authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain all provisions required in order to qualify the Option as an Incentive Stock Option.

(b) Restricted Stock and Restricted Stock Units.   The Committee is hereby authorized to grant an Award of Restricted Stock and Restricted Stock Units to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:
(i)
Restrictions.   Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate. Notwithstanding the foregoing, rights to dividend or Dividend Equivalent payments shall be subject to the limitations described in Section 6(d).

(ii)
Issuance and Delivery of Shares.   Any Restricted Stock granted under the Plan shall be issued at the time such Awards are granted and may be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company or held in nominee name by the stock transfer agent or brokerage service selected by the Company to provide such services for the Plan. Such certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the restrictions applicable to such Restricted Stock. Shares representing Restricted Stock that are no longer subject to restrictions shall be delivered (including by updating the book-entry registration) to the Participant promptly after the applicable restrictions lapse or are waived. In the case of Restricted Stock Units, no Shares shall be issued at the time such Awards are granted. Upon the lapse or waiver of restrictions and the restricted period relating to Restricted Stock Units evidencing the right to receive Shares, such Shares shall be issued and delivered to the holder of the Restricted Stock Units.

(iii)
Forfeiture.   Except as otherwise determined by the Committee, upon a Participant’s termination of employment or resignation or removal as a director (in either case, as determined under criteria established by the Committee) during the applicable restriction period, all Shares of Restricted Stock and all Restricted Stock Units held by the Participant at such time shall be forfeited and reacquired by the Company; provided, however, that the Committee may, when it finds that a waiver would be in the best interest of the Company, waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock or Restricted Stock Units.

(iv)
Awards Based on Performance.   The Committee is hereby authorized to grant performance awards to Eligible Persons. A performance award granted under the Plan (i) may be denominated or payable in cash, Shares (including, without limitation, Restricted Stock and Restricted Stock Units), other securities, other Awards or other property and (ii) shall confer on the holder thereof the right to receive payments, in whole or in part, upon the achievement of one or more objective performance goals during such performance periods as the Committee shall establish. Subject to the terms of the Plan, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any performance award granted, the amount of any payment or transfer to be made pursuant to any performance award and any other terms and conditions of any performance award shall be determined by the Committee.

(c) Stock Awards.    The Committee is hereby authorized to grant to Eligible Persons Shares without restrictions thereon, as deemed by the Committee to be consistent with the purpose of the Plan. Subject to the terms of the Plan and any applicable Award Agreement, such Stock Awards may have such terms and conditions as the Committee shall determine.
(d) Dividend Equivalents.   The Committee is hereby authorized to grant Dividend Equivalents to Eligible Persons under which the Participant shall be entitled to receive payments (in cash, Shares, other securities, other Awards or other property as determined in the discretion of the Committee) equivalent to the amount of cash dividends paid by the Company to holders of Shares with respect to a number of Shares determined by the Committee. Subject to the terms of the Plan and any applicable Award Agreement, such Dividend Equivalents may have such terms and conditions as the Committee shall determine. Notwithstanding the foregoing, (i) the Committee may not grant Dividend Equivalents to

Eligible Persons in connection with grants of Options or other Awards the value of which is based solely on an increase in the value of the Shares after the grant of such Award, and (ii) dividend and Dividend Equivalent amounts with respect to any Share underlying an Award may be accrued but not paid to a Participant until all conditions or restrictions relating to such Share have been satisfied, waived or lapsed. Notwithstanding any provision in any Award that provides for payment of Dividend Equivalent amounts in the form of Shares, the Committee may, in its discretion, pay such Dividend Equivalent amounts in cash in lieu of Shares.
(e) General.
(i)
Consideration for Awards.    Awards may be granted for no cash consideration or for any cash or other consideration as may be determined by the Committee or required by applicable law.

(ii)
Awards May Be Granted Separately or Together.   Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award or any award granted under any other plan of the Company or any Affiliate. Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

(iii)
Forms of Payment under Awards.   Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine (including, without limitation, cash, Shares, other securities (but excluding promissory notes), other Awards or other property or any combination thereof), and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents with respect to installment or deferred payments.

(iv)
Term of Awards.   Subject to Section 6(a)(iv)(C), the term of each Award shall be for a period not to exceed 10 years from the date of grant.

(v)
Limits on Transfer of Awards.    Except as otherwise provided by the Committee in its discretion and subject to such additional terms and conditions as it determines, no Award (other than a Stock Award Award) and no right under any such Award shall be transferable by a Participant other than by will or by the laws of descent and distribution, and no Award (other than a Stock Award) or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate. Where the Committee does permit the transfer of an Award other than a fully vested and unrestricted Share, such permitted transfer shall be for no value and in accordance with the rules of Form S-8 under the Securities Act (or any successor form). The Committee may also establish procedures as it deems appropriate for a Participant to designate a person or persons, as beneficiary or beneficiaries, to exercise the rights of the Participant and receive any property distributable with respect to any Award in the event of the Participant’s death.

(vi)
Restrictions; Securities Exchange Listing.   All Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such restrictions as the Committee may deem advisable under the Plan, applicable federal or state securities laws and regulatory requirements, and the Committee may cause appropriate entries to be made with respect to, or legends to be placed on the certificates for, such Shares or other securities to reflect such restrictions. The Company shall not be required to deliver any Shares or other securities covered by an Award unless and until the requirements of any federal or state securities or other laws, rules or regulations (including the rules of any securities exchange) as may be determined by the Company to be applicable are satisfied.

(vii)
Prohibition on Option Repricing.   Except as provided in Section 4(c) hereof, the Committee may not, without prior approval of the Company’s stockholders, seek to effect any re-pricing of any previously granted, “underwater” Option by: (i) amending or modifying the terms of the Option to lower the exercise price; (ii) canceling the underwater Option and granting either (A) replacement Options having a lower exercise price; or (B) Restricted Stock, Restricted Stock Units, or a Stock Award in exchange; or (iii) cancelling or repurchasing the underwater Option for cash or other securities. An Option will be deemed to be “underwater” at any time when the Fair Market Value of the Shares covered by such Award is less than the exercise price of the Award.

(viii)
Minimum Vesting.   Except as provided below, no Option, Restricted Stock, Restricted Stock Unit, performance award or Stock Award shall be granted with terms providing for a vesting schedule over a period of less than one year from the date of grant (or, in the case of vesting based upon the attainment of performance-based objectives, over a period of less than one year measured from the commencement of the period over which performance is evaluated).

(A)
Notwithstanding the foregoing, a maximum of five percent (5%) of the aggregate number of Shares available for issuance under this Plan may be issued as Options, Restricted Stock, Restricted Stock Units or other Stock-Based Awards that do not comply with the applicable one-year minimum vesting requirements set forth above.

(B)
For purposes of counting Shares against the five percent (5%) limitation, the Share counting rules under Sections 4(a) and 4(b) of the Plan apply.

(C)
Nothing in this Section 6 shall limit the authority of the Committee to provide for the acceleration of the exercisability of any Award or the lapse of any restrictions relating to any Award except where expressly limited in Section 6(e)(ix).

(ix)
Acceleration of Vesting or Exercisability.   No Award Agreement shall contain a definition of change in control that has the effect of accelerating the exercisability of any Award or the lapse of restrictions relating to any Award upon only the announcement or stockholder approval of  (rather than consummation of) any reorganization, merger or consolidation of, or sale or other disposition of all or substantially all of the assets of, the Company.

(x)
Section 409A Provisions.   Notwithstanding anything in the Plan or any Award Agreement to the contrary, to the extent that any amount or benefit that constitutes “deferred compensation” to a Participant under Section 409A and applicable guidance thereunder is otherwise payable or distributable to a Participant under the Plan or any Award Agreement solely by reason of the occurrence of a change in control or due to the Participant’s disability or “separation from service” (as such term is defined under Section 409A), such amount or benefit will not be payable or distributable to the Participant by reason of such circumstance unless the Committee determines in good faith that (i) the circumstances giving rise to such change in control event, disability or separation from service meet the definition of a change in control event, disability, or separation from service, as the case may be, in Section 409A(a)(2)(A) of the Code and applicable proposed or final regulations, or (ii) the payment or distribution of such amount or benefit would be exempt from the application of Section 409A by reason of the short-term deferral exemption or otherwise. Any payment or distribution that otherwise would be made to a Participant who is a Specified Employee (as determined by the Committee in good faith) on account of separation from service may not be made before the date which is six months after the date of the Specified Employee’s separation from service (or if earlier, upon the Specified Employee’s death) unless the payment or distribution is exempt from the application of Section 409A by reason of the short-term deferral exemption or otherwise.

Section 7.
Amendment and Termination; Corrections

(a) Amendments to the Plan.   The Board may amend, alter, suspend, discontinue or terminate the Plan at any time; provided, however, that, notwithstanding any other provision of the Plan or any Award Agreement, prior approval of the stockholders of the Company shall be required for any amendment to the Plan that:
(i)
requires stockholder approval under the rules or regulations of the Securities and Exchange Commission or any securities exchange that are applicable to the Company;

(ii)
increases the number of shares authorized under the Plan as specified in Section 4(a) of the Plan;

(iii)
increases the dollar amount subject to the limitation contained in Section 4(d) of the Plan;

(iv)
increase the maximum term permitted for Options as specified in Section 6(a)(ii) the Plan;

(v)
permit repricing of Options, which is currently prohibited by Section 6(e)(vii) of the Plan;

(vi)
permit the award of Options at a price less than 100% of the Fair Market Value of a Share on the date of grant of such Option, contrary to the provisions of Section 6(a)(i) of the Plan; or

(vii)
cause the Company to be unable to grant Incentive Stock Options under the Plan.

(b) Amendments to Awards.   Except as otherwise expressly provided in the Plan, the Committee may waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively. Except as otherwise expressly provided in the Plan (specifically including the next two sentences hereof), the Committee may amend, alter, suspend, discontinue or terminate any outstanding Award, prospectively or retroactively, but no such action may adversely affect the rights of the holder of such Award without the consent of the Participant or holder or beneficiary thereof. If any provision of the Plan or an Award Agreement would result in adverse tax consequences under Section 409A, the Committee may amend that provision (or take any other action reasonably necessary) to avoid any adverse tax results and no action taken to comply with Section 409A shall be deemed to impair or otherwise adversely affect the rights of any holder of an Award or beneficiary thereof. In the event of any reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company or any other similar corporate transaction or event involving the Company (or the Company shall enter into a written agreement to undergo such a transaction or event), the Committee or the Board may, in its sole discretion, provide for any of the following to be effective upon the consummation of the event (or effective immediately prior to the consummation of the event, provided that the consummation of the event subsequently occurs), and no action taken under this Section 7(b) shall be deemed to impair or otherwise adversely alter the rights of any holder of an Award or beneficiary thereof:
(i)
either (A) termination of any such Award, whether or not vested, in exchange for an amount of cash and/or other property, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s rights (and, for the avoidance of doubt, if, as of the date of the occurrence of the transaction or event described in this Section 7(b)(i)(A), the Committee or the Board determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without any payment) or (B) the replacement of such Award with other rights or property selected by the Committee or the Board, in its sole discretion;

(ii)
that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

(iii)
that, subject to Section 6(e)(ix), such Award shall be exercisable or payable or fully vested with respect to all Shares covered thereby, notwithstanding anything to the contrary in the applicable Award Agreement; or

(iv)
that the Award cannot vest, be exercised or become payable after a date certain in the future, which may be the effective date of such event.

(c) Correction of Defects, Omissions and Inconsistencies.   The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award or Award Agreement in the manner and to the extent it shall deem desirable to implement or maintain the effectiveness of the Plan.
Section 8.
Income Tax Withholding

In order to comply with all applicable federal, state, local or foreign income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal, state, local or foreign payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant. In order to assist a Participant in paying all or a portion of the applicable taxes to be withheld or collected upon exercise or receipt of  (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (a) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of  (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes (but only to the extent necessary to satisfy minimum statutory withholding requirements if required by ASC Topic 718 to avoid adverse accounting treatment) or (b) delivering to the Company Shares other than Shares issuable upon exercise or receipt of  (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes. The election, if any, must be made on or before the date that the amount of tax to be withheld is determined.
Section 9.
General Provisions

(a) No Rights to Awards.   No Eligible Person, Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons, Participants or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.
(b) Award Agreements.   No Participant shall have rights under an Award granted to such Participant unless and until an Award Agreement shall have been duly executed on behalf of the Company and, if requested by the Company, signed by the Participant, or until such Award Agreement is delivered and accepted through an electronic medium in accordance with procedures established by the Company. Each Award Agreement shall be subject to the applicable terms and conditions of the Plan and any other terms and conditions (not inconsistent with the Plan) determined by the Committee.
(c) Plan Provisions Control.   In the event that any provision of an Award Agreement conflicts with or is inconsistent in any respect with the terms of the Plan as set forth herein or subsequently amended, the terms of the Plan shall control.
(d) No Rights of Stockholders.   Except with respect to Shares issued under Awards (and subject to such conditions as the Committee may impose on such Awards), neither a Participant nor the Participant’s legal representative shall be, or have any of the rights and privileges of, a stockholder of the Company with respect to any Shares issuable upon the exercise or payment of any Award, in whole or in part, unless and until such Shares have been issued.
(e) No Limit on Other Compensation Arrangements.   Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation plans or arrangements, and such plans or arrangements may be either generally applicable or applicable only in specific cases.
(f) No Right to Employment.   The grant of an Award shall not be construed as giving a Participant the right to be retained as an employee of the Company or any Affiliate, nor will it affect in any way the right of the Company or an Affiliate to terminate a Participant’s employment at any time, with or without cause, in accordance with applicable law. In addition, the Company or an Affiliate may at any time dismiss a Participant from employment free from any liability or any claim under the Plan or any Award, unless otherwise expressly provided in the Plan or in any Award Agreement. Nothing in this Plan shall confer on any person any legal or equitable right against the Company or any Affiliate, directly or indirectly, or give rise to any cause of action at law or in equity against the Company or an Affiliate. Under no circumstances shall any person ceasing to be an employee of the Company or any Affiliate be entitled to any compensation for any loss of any right or benefit under the Plan which such employee might otherwise have enjoyed but for termination of employment, whether such compensation is claimed by way of damages for wrongful or unfair dismissal, breach of contract or otherwise. By participating in the Plan, each Participant shall be deemed to have accepted all the conditions of the Plan and the terms and conditions of any rules and regulations adopted by the Committee and shall be fully bound thereby.
(g) Governing Law.    The internal law, and not the law of conflicts, of the State of Delaware shall govern all questions concerning the validity, construction and effect of the Plan or any Award, and any rules and regulations relating to the Plan or any Award.
(h) Severability.    If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.
(i) No Trust or Fund Created.    Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.
(j) Other Benefits.    No compensation or benefit awarded to or realized by any Participant under the Plan shall be included for the purpose of computing such Participant’s compensation or benefits under any pension, retirement, savings, profit sharing, group insurance, disability, severance, termination pay, welfare or other benefit plan of the Company, unless required by law or otherwise provided by such other plan.
(k) No Fractional Shares.    No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Share or whether such fractional Share or any rights thereto shall be canceled, terminated or otherwise eliminated.
(l) Headings.    Headings are given to the sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.
(m) Consultation With Professional Tax and Investment Advisors.    The holder of any Award granted hereunder acknowledges that the grant, exercise, vesting or any payment with respect to such an Award, and the sale or other taxable disposition of the Shares acquired pursuant to the Plan, may have tax consequences pursuant to the Code or under local, state or international tax laws. Such a holder further acknowledges that such holder is relying solely and exclusively on the holder’s own professional tax and investment advisors with respect to any and all such matters (and is not relying, in any manner, on the Company or any of its employees or representatives). Finally, such a holder understands and agrees that any and all tax consequences resulting from the Award and its grant, exercise, vesting or any payment with respect thereto, and the sale or other taxable disposition of the Shares acquired pursuant to the Plan, is solely and exclusively the responsibility of such holder without any expectation or understanding that the Company or any of its employees, representatives or Affiliates will pay or reimburse such holder for such taxes or other items.
(n) Clawback or Recoupment.    All Awards under this Plan shall be subject to forfeiture or other penalties pursuant to any applicable Company clawback and recoupment policy in effect, and such forfeiture and/or penalty conditions or provisions as determined by the Committee.
(o) Blackout Periods.    Notwithstanding any other provision of this Plan or any Award to the contrary, the Company shall have the authority to establish any “blackout” period that the Company deems necessary or advisable with respect to any or all Awards.

Section 10.
Effective Date of the Plan

The Plan was adopted by the Board on March 8, 2018. The Plan shall be subject to approval by the stockholders of the Company at the annual meeting of stockholders of the Company to be held on May 10, 2018, and the Plan shall be effective as of the date of such stockholder approval (the “Effective Date”). On and after stockholder approval of the Plan, no awards shall be granted under the Prior Plan, but all outstanding awards previously granted under the Prior Plan shall remain outstanding and subject to the terms of the Prior Plan.
Section 11.
Term of the Plan

No Award shall be granted under the Plan after, and the Plan shall terminate on, March 8, 2028 or any earlier date of discontinuation or termination established pursuant to Section 7(a) of the Plan. Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such dates, and the authority of the Committee provided for hereunder with respect to the Plan and any Awards, and the authority of the Board to amend the Plan, shall extend beyond the termination of the Plan.